INOVA TECHNOLOGY FORM 8-K
UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
December 21, 2007

INOVA TECHNOLOGY, INC.
(Formerly Edgetech Services. Inc.)

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

NEVADA	000-27397	98-0204280

(STATE OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

233 Wilshire Boulevard, Suite 400, Santa Monica, CA, 90401

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

800 757 9808

 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 1   Entry into a Material Definitive Agreement

On December 21, 2007, Inova acquired Texas-based Desert Communications (“Desert”) for $6.2 million ($3.3 million cash, a $2.3 million notes payable and a $0.6 million payable).

Desert provides IT services to a customer base that primarily consists of Texas based school districts, local government entities and corporations. Services provided by Desert include IT network and communications services, network design, implementation and maintenance.

Funding for the acquisition was obtained from IBM and Boone Opportunity Lenders (“Boone”). IBM provided $1.8 million of a $2.5 million line of credit and Boone Opportunity Lenders provided a $1.4 million debenture. IBM’s line of credit and Boone’s loans are secured by all of Inova’s and Inova’s subsidiaries assets. Inova also signed a $2.3 million promissory note payable to the previous owners of Desert. See Note 5 for more details.

The purchase price allocation is preliminary awaiting a final valuation of the assets acquired.  The estimated fair values of the assets acquired and the liabilities assumed at December 21, 2007 are as follows:

Cash	$2,222,632
Accounts receivable	2,406,695
Inventory	293,283
Prepaid expense	6,654
Fixed assets	167,139
Goodwill	4,101,000
Accounts Payable and accrued liabilities	(3,009,077)

Total	$6,188,326

The financial results of the acquisition are included in the financial statements below. The following shows the unaudited pro forma results of operations as though the purchase of Desert Communications had been completed June 30, 2006.

	31-Dec-07	30-Oct-07
	Desert	Inova	Proforma

Balance Sheet

Cash	2,222,632	24,890	2,247,522

Accounts receivable	2,406,695	84,689	2,491,384

Other assets	6,654	103,974	110,628

Inventory	293,283	12,578	305,861

Goodwill		436,572	436,572

Fixed assets	167,139	3,254	170,393

Total assets	5,096,403	665,957	5,762,360

Accounts payable	1,011,138	544,033	1,555,171

Accrued liabilities	994,688	25,699	1,020,387

Notes payable-short term	1,427,820	99,160	1,526,980

Notes payable-shareholders		873,516	873,516

Total liabilities	3,433,646	1,542,408	4,976,054

Common stock	430	758,682	759,112

Paid in capital		(897,869)	(897,869)

Retained earnings	1,662,327	(737,264)	925,063

Total equity	1,662,757	(876,451)	786,306

Total liabilities and equity	5,096,403	665,957	5,762,360

Income Statement	Six months ended	Six months ended
	12/31/2007	10/31/2007	Proforma

Net sales	8,532,317	476,066	9,008,383

Cost of goods sold	6,037,527	210,518	6,248,045

Gross profit	2,494,790	265,548	2,760,338

Operating expenses	1,463,173	235,623	1,698,796

Other income (expense)	(805)	(175,998)	(176,803)

Net income	1,030,812	(146,073)	884,739

Income Statement	Twelve months ended	Twelve months ended
	6/30/2007	4/30/2007	Proforma

Net sales	14,623,483	1,615,187	16,238,670

Cost of goods sold	9,816,485	578,336	10,394,821

Gross profit	4,806,998	1,036,851	5,843,849

Operating expenses	3,005,757	1,136,141	4,141,898

Other income (expense)	2,723	(30,949)	(28,226)

Net income from continuing ops	1,803,964	(130,239)	1,673,725

Income from discontinued ops		84,888	84,888

Translation loss		(4,877)	(4,877)

Loss from disposal of discontinued ops		(1,236,362)	(1,236,362)

Comprehensive income	1,803,964	(1,286,590)	517,374

* Pursuant to Item 601(b)(2) of Regulation S-K, certain of the exhibits and schedules may have been omitted. If so, such exhibits and schedules will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Inova Technology, Inc.

Date: April 24, 2008	By:	/s/ Adam Radly
Adam Radly
Chairman & Chief Executive Officer

DESERT COMMUNICATIONS, INC.

Financial Statements

Year Ended December 31, 2005

DESERT COMMUNICATIONS, INC.

Contents

Independent accountant's report	1
Financial statements	
Balance sheets	2 - 3
Statements of income and retained earnings	4
Statement of cash flows	5 - 6
Summary of accounting policies	7
Notes to financial statements	9-13
Supplemental information	
Operating expenses	15

DBG
DUNBAR/BROADDUS/GIBSON LLP
Certified Public Accountants

Third Floor
416 North Stanton Street
El Paso, Texas 79901

600 Sunland Park Dr.
Suite 6-300
El Paso, Texas 79912

915 532-CPAS (2727)
FAX 915 533-9FAX
www.dbg-cpa.com

Independent Accountant's Report

To the Stockholders
of Desert Communications, Inc.

We have audited the accompanying balance sheet of Desert Communications, Inc. as of December 31, 2005 and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstantement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Desert Communications, Inc. as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as whole. The Supplemental Information included with these financial statements is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Dunbar, Broaddus, Gibson LLP

El Paso, Texas
August 14, 2006

1

DESERT COMMUNICATIONS, INC.

Balance Sheet

December 31,		2005
Assets		
Current assets		
Cash and cash equivalents	$	605,482
Accounts receivable, net of allowance for doubtful accounts of $7,955		3,091,609
Other accounts receivable		44,262
Inventory		72,864
Cost and estimated earnings in excess of billings on uncompleted contracts		258,530
Total current assets		4,072,747
Property and equipment		
Fixed assets		315,458
Less accumulated depreciation and amortization		151,464
		163,994
Other assets		
Deposits		3,110
		3,110
	$	4,239,851

See accountant's report, accompanying summary of accounting policies and notes to financial statements

2

DESERT COMMUNICATIONS, INC.

Balance Sheet

December 31,		2005
Liabilities and Stockholders' Equity		
Current Liabilities		
Current maturities of long-term debt and capital leases	$	21,659
Accounts payable		96,005
Profit sharing contribution payable		200,010
Accrued vacation		27,714
Accrued bonuses		40,500
Accrued interest payable		19,264
Billings in excess of cost and estimated earnings on uncompleted contracts		208,557
Other accruals		27,236
State franchise tax payable		27,502
Short term notes payable		1,407,560
Notes payable to shareholders		200,000
Total current liabilities		2,276,007
Capital leases, net of current maturities		47,080
Total long term liabilities		47,080
Stockholders' Equity		
Common stock, $0.01 par value, 10,000 shares authorized, 645 shares issued and outstanding		6
Additional paid-in capital		424
Retained earnings		1,916,334
Total stockholders' equity		1,916,764
	$	4,239,851

See accountant's report, accompanying summary of accounting policies and notes to financial statements

3

DESERT COMMUNICATIONS, INC.

Statements of Income and Retained Earnings

Year ended December 31,	2005
Net Sales	$ 11,033,450
Cost of goods sold	7,152,570
Gross Profit	3,880,880
Operating Expenses	2,285,410
Operating Income	1,595,470
Other Income (Expense)	
Interest income	268
Gain/(loss) on sale of assets	740
Interest expense	(85,691)
Total Other Income (Expense)	(84,683)
Net Income	1,510,787
Retained Earnings at beginning of year	1,345,547
Equity distributions	(940,000)
Retained Earnings at end of year	$ 1,916,334

See accountant's report, accompanying summary of accounting policies and notes to financial statements

4

DESERT COMMUNICATIONS, INC.

Statement of Cash Flows

Year ended December 31,		2005
Operating Activities		
Net income	$	1,510,787
Adjustments to reconcile net income to net cash (used for) provided by operating activities		
Depreciation and amortization		48,391
Loss (gain) on sale of asset		(740)
Increase (decrease) from changes in:		
Accounts receivable		(176,299)
Cost and estimated earnings in excess of billings		546,002
Inventory		13,635
Prepaid expenses and other assets		9,806
Accounts payable		(15,337)
Accrued expenses and other liabilities		165,418
Cash provided (used) by operating activities	$	2,101,663
Investing Activities		
Purchase of equipment, net of sales		(23,567)
Proceeds from sale of equipment		5,700
Cash used for investing activities	$	(17,867)
Financing Activities		
Reduction of notes payable		(5,534,566)
Loan proceeds		4,969,889
Equity distributions		(940,000)
Cash provided (used) by financing activities	$	(1,504,677)

(Continued)

5

DESERT COMMUNICATIONS, INC.

Statement of Cash Flows (Continued)

Year ended December 31,		2005
Net (decrease) increase in cash and cash equivalents		579,119
Cash and cash equivalents at beginning of year		26,363
Cash and cash equivalents at end of year	$	605,482

Supplemental material:

Income taxes paid		None
Cash paid for interest during the year	$	66,427

See accountant's report, accompanying summary of accounting policies and notes to financial statements

6

DESERT COMMUNICATIONS, INC.

Summary of Accounting Policies

This summary of significant accounting policies of Desert Communications, Inc., ("The Company") is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for the integrity and objectivity of the financial statements. These accounting principles conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Business
The Company was incorporated on February 4, 1994 and is engaged in the business of selling and installing computer systems, principally to public schools with funding provided by the federal E-Rate Program. This program reimburses school districts, based upon need as determined by the Program, up to 90% of the cost for providing internet connectivity to the school district, on a campus by campus basis. The Company's market area encompasses West Texas and Southern New Mexico. In addition, the Company provides cable installation for public schools as well as other commercial buildings.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition
The Company recognizes revenues and reports profits on the percentage-of completion method, measured by the cost-to-cost method with the use of management's estimate of the contract completion status.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, and are recognized in the period in which the revisions are determined.

The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

Cash and Cash Equivalents
For purposes of reporting the statement of cash flows, the Company considers all cash accounts and certificates of deposit with original maturities of three months or less to be cash equivalents. Certificates of deposit with original maturities of more than three months are classified as investments.

7

DESERT COMMUNICATIONS, INC.

Summary of Accounting Policies

Trade Accounts Receivable
Trade accounts receivable is recorded net of an allowance for expected losses. The allowance is estimated from historical performance and projections of trends. Management closely monitors outstanding balances and writes off, as of year-end, all balances that are not expected to be collected by the time the financial statements are issued.

Inventory
Inventory for resale are stated at the lower of cost or market on a first-in, first-out basis.

Property and Equipment
Depreciation of property and equipment is provided using the straight-line and accelerated methods over the estimated useful lives ranging from three to eight years. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Income Taxes
Effective with the year ending December 31, 1999, the Company elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the shareholders are liable for individual federal income taxes on their respective shares.

Advertising
Advertising costs are expensed as incurred. Advertising expense was $2,974 for the year ended December 31, 2005.

8

DESERT COMMUNICATIONS, INC.

Notes to Financial Statements

1. Cash

Cash consists of cash on hand and on deposit with federally insured financial institutions. At December 31, 2005 cash consisted of the following:

		2005
Cash on hand	$	200
Cash on deposit		605,282
Total	$	605,482
Balance per bank statements	$	628,699
FDIC Coverage		113,644
Uninsured balance	$	515,055

9

DESERT COMMUNICATIONS, INC.

Notes to Financial Statements

2. **Inventory**

Inventory, consisting of materials at cost, at December 31, 2005 consists of the following:

		2005
Inventory	$	72,864
Total	$	72,864

3. **Property and Equipment**

Property and equipment, together with useful lives, consist of the following:

		2005	Useful life
Leasehold improvements	$	48,087	6 years
Office equipment		60,393	5 years
Transportation equipment		193,324	8 years
Office furniture and fixtures		13,654	8 years
		315,458	
Less accumulated depreciation		(151,464)	
	$	163,994	

Depreciation and amortization expense, calculated using the straight-line method, for the year ended December 31, 2005 amounted to $35,503 and $12,888 respectively.

10

DESERT COMMUNICATIONS, INC.

Notes to Financial Statements

4. Short Term Notes Payable

IBM provides floor plan financing for principally all of the Company's purchases by means of a line of credit and an Extended Scheduled Payment Plan (ESPP). Under the line of credit, the Company has line of credit and ESPP available not to exceed, in aggregate, $1,000,000, secured by accounts receivable. Credit on this financing option bears interest after 30 days at a rate of 2.75% over the prime lending rate.

During the year ended December 31, 2004, the Company entered into an agreement with GE Commercial Distribution Finance, which provides interest-free financing for 90 days in an amount not to exceed $500,000 for all purchases made on behalf of Cisco Corporation products under the Federal E Rate program. In addition, the Company entered into a contract with Clint Independent School District ("Clint") for the purchase of Cisco equipment in the amount of $1,854,113. During the year ended December 31, 2005, the contract entered into with Clint was completed and paid accordingly. On July 19, 2005, the Company entered into a contract agreement with Gallup McKinley County Public School District for the purchase of Cisco equipment in the amount of $894,778. The Company transferred to GE Commercial Distribution Finance Corporation all of the Company's right, title and interest in and to all monies which are due from Gallup. Agreements are secured by accounts receivable, second to IBM.

During the year ended December 31, 2004, the Company entered into a line of credit agreement with Wells Fargo Bank. The Company obtained a credit line not to exceed $750,000 at the prime lending rate plus 2.5% interest. The Company had no outstanding balance as of December 31, 2005.

5. Related Party Transactions

The Company has a payable to shareholders equal to $200,000 at December 31, 2005. This note bears interest at 10% and is payable on demand. Interest expense related to this note was $19,264 as of December 31, 2005. Subsequent to December 31, 2005, these notes, along with accrued interest were paid in full.

11

DESERT COMMUNICATIONS, INC.

Notes to Financial Statements

6. Capital Leases

The Company is under two capital lease obligations for certain transportation equipment expiring in April 2008 and December 2010. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the assets. The assets are amortized over the lower of their related lease terms or their estimated useful lives. Amortization of the assets under capital leases is included in depreciation expense. A description of each capital lease is as follows:

The first lease calls for monthly payments of $493 including 4.70% interest. The capitalized cost of this vehicle is $33,638. The amount payable at December 31, 2005 was $26,363. The lease term commenced December 2004. The second lease calls for monthly payments of $1,617 including 5.55% interest. The capitalized cost of the three vans acquired is $69,462. The amount payable at December 31, 2005 was $42,376. The lease term commenced May 2004. Amortization expense for these capitalized assets totaled $12,888 during 2005 with accumulated amortization as of December 31, 2005 of $19,026.

Future minimum lease payments due on the above two leases are as follows:

	2006	$	24,721
	2007		24,721
	2008		11,784
	2009		5,316
	2010		8,458
Total obligations under capital lease			75,000
Less amount representing interest			6,261
Total obligations under capital lease			68,739
Less current installments due under capital lease			21,659
Long-term obligation under capital lease		$	47,080

12

DESERT COMMUNICATIONS, INC.

Notes to Financial Statements

7. Operating Lease

The Company leases its operating facilities under biennial operating leases with options to renew. Aggregate monthly rentals for those leases for the year ended December 31, 2006 amount to $3,238. Additional storage space is leased on an as needed basis for amounts ranging from $200 to $400 per month. In addition, the Company leased office equipment under an operating lease that expired in June 2005.

The Company leases two vehicles under terms of two operating leases entered into in September 2004 and March 2003, expiring in August 2007 and June 2006 respectively. The lease agreements call for monthly lease payaments of $573 and $357. At the termination of the leases, the Company can exercise a purchase option at the fair market value of the vehicles as of the termination date.

The following is a schedule of future minimum rental payments required under the above operating leases as of December 31, 2005:

Year ending December 31,	Facilities	Autos
2006	$38,856	$9,017
2007		4,582
	$ 38,856	$13,599

Rent expense under these operating leases for the years ended December 31, 2005 amounted to $46,522.

8. Profit Sharing Plan

Effective January 1, 1999, the Company adopted a profit sharing plan (Plan) which covers principally all full-time employees with one year of service. The Plan allows for discretionary annual contributions to be made. During the year ended December 31, 2005 contributions totalling $222,494 were accrued.

13

DESERT COMMUNICATIONS, INC.

Operating Expenses

		2005
Advertising	$	2,974
Auto expense		20,077
Bad debts		410
Bank service charges and fees		3,214
Computer support		92
Depreciation and amortization expense		48,391
Dues and subscriptions		1,248
Donations		3,559
Freight out		4,181
Gas and oil		23,377
Insurance		296,278
Legal and accounting		13,756
Janitorial supplies		60
Office supplies		13,252
Postage expense		633
Payroll taxes		108,414
Printing expense		539
Repairs and Maintenance		1,910
Rent		59,408
Profit sharing contribution and administrative fee		225,091
Salaries and wages		1,337,707
Seminars-training		3,594
Taxes and licenses		36,342
Telephone		50,371
Travel		12,674
Meals and entertainment		9,270
Utilities		8,588
	$	2,285,410

See accountant's report

15

DESERT COMMUNICATIONS, INC.

Audited Financial Statements

Years Ended December 31, 2006 and 2005

DESERT COMMUNICATIONS, INC.

Contents

Independent accountant's report	1
Financial statements	
Balance sheets	2-3
Statements of income and retained earnings	4
Statement of cash flows	5
Notes to financial statements	6-12

LEVY & ASSOCIATES

2101 NW CORPORATE BLVD. #317

BOCA RATON, FL 33431, (561) 998-7770

AUDITOR'S REPORT

TO THE BOARD OF DIRECTORS

DESERT COMMUNICATIONS, INC.

We have audited the accompanying balance sheet of DESERT COMMUNICATIONS, INC. ("Desert") as of December 31, 2006 and the related statements of revenues and expenses, changes in retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

For comparative purposes, we included the balance sheet as of December 31, 2005 and the related statements of revenues and expenses, changes in retained earnings, and cash flows for the year then ended which were reviewed by another certified public accounting firm. We have not audited or reviewed these financial statements and, therefore, do not express an opinion or any other form of assurance on them.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DESERT COMMUNICATIONS INC. as of December 31, 2006 and the results of its operation and its cash flow for the period then ended in conformity with generally accepted accounting principles.

Respectfully submitted,

For the firm,

DAVID B. LANTER, CPA

LEVY & ASSOCIATES

April 11, 2008

DESERT COMMUNCIATIONS, INC.

BALANCE SHEET

	December 31, 2006	December 31, 2005
ASSETS		
Cash and cash equivalents	$ 992,124	$ 605,482
Accounts receivable, net of allowance for doubtful accounts	2,719,361	3,107,157
Other accounts receivable	95,394	0
Inventory	92,490	72,864
Prepaid expenses	10,528	0
Cost and estimated earnings in excess of billings on uncompleted contracts	232,152	258,530
Total current assets	4,142,049	4,044,033
PROPERTY AND EQUIPMENT		
Fixed assets	332,403	315,458
Less accumulated depreciation and amortization	(187,126)	(151,464)
	145,277	163,994
OTHER ASSETS		
Deposits	3,110	3,110
TOTAL ASSETS	$ 4,290,436	$ 4,211,137

See accompanying Auditor's report and notes to the financial statements

2

DESERT COMMUNCIATIONS, INC.

BALANCE SHEET

	December 31, 2006	December 31, 2005
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current Liabilities		
Current maturities of long-term debt and capital leases	$ 22,859	$ 24,721
Accounts payable	586,419	96,007
Profit sharing contribution payable	222,501	200,010
Accrued vacation	33,090	27,714
Accrued bonus	50,000	40,500
Bank overdraft	65,826	
Billings in excess of cost and estimated earnings on uncompleted contracts	488,229	208,557
Other accruals	1,230	(6,938)
State franchise tax payable	37,855	27,502
Short term notes payable	898,794	1,407,560
Notes payable to shareholders	0	219,264
Total current liabilities	2,406,803	2,244,897
Capital leases, net of current maturities	24,224	44,018
Total long term liabilities	24,224	44,018
STOCKHOLDERS' EQUITY		
Capital stock	430	430
Retained earnings	1,858,979	1,921,792
Total stockholders' equity	1,859,409	1,922,222
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 4,290,436	$ 4,211,137

See accompanying Auditor's report and notes to the financial statements

3

DESERT COMMUNCIATIONS, INC.

STATEMENTS OF INCOME AND RETAINED EARNINGS

	December 31, 2006	December 31, 2005
NET SALES	$ 13,190,310	$ 11,036,086
Cost of goods sold	9,031,801	7,152,570
Gross Profit	4,158,509	3,883,516
Operating Expenses	2,632,178	2,282,586
Operating Income	1,526,331	1,600,930
Other Income (Expense)		
Interest income	15,073	268
Other income	5,181	740
Interest expense	(29,398)	(85,691)
Total Other Income (Expense)	(9,144)	(84,683)
Net Income	1,517,187	1,516,247
Retained Earnings at beginning of year	1,921,792	1,345,545
Equity distributions	(1,580,000)	(940,000)
Retained Earnings at end of year	$ 1,858,979	$ 1,921,792

See accompanying Auditor's report and notes to the financial statements
4

DESERT COMMUNCIATIONS, INC.

STATEMENT OF CASH FLOWS

	December 31, 2006	December 31, 2005
OPREATING ACTIVITIES		
Net income	$ 1,517,187	$ 1,516,247
Adjustments to reconcile net income to net cash (used for) provided by operating activities		
Depreciation and amortization	42,012	48,391
Loss (gain) on sale of asset	0	(740)
Increase (decrease) from changes in:		
Accounts receivable	292,397	(147,586)
Cost and estimated earnings in ecess of billings	306,050	546,002
Inventory	(19,625)	13,635
Prepaid expenses and other assets	(10,528)	9,806
Accounts payable	490,414	(15,337)
Accrued expenses and other liabilities	121,715	111,981
Cash provided (used) by operating activities	2,739,622	2,082,399
INVESTING ACTIVITIES		
Purchase of equipment	(23,294)	(17,867)
Cash used for investing activities	(23,294)	(17,867)
FINANCIING ACTIVITIES		
Proceeds from (payments of) notes payable	(749,686)	(545,413)
Equity distributions	(1,580,000)	(940,000)
Cash provided (used) by financing activities	(2,329,686)	(1,485,413)
Net (decrease) increase in cash and cash equivalents	386,642	579,119
Cash and cash equivalents at beginning of year	605,482	26,363
Cash and cash equivalents at end of year	992,124	605,482
Supplemental material:		
Income taxes paid	None	None
Cash paid for interest during the year	47,441	85,691

See accompanying Auditor's report and notes to the financial statements

5

DESERT COMMUNICATIONS, INC.

NOTES TO FINANCIAL STATEMENTS

This summary of significant accounting policies of Desert Communications, Inc., ("The Company") is presented to assist in understanding the Company's financial statements. The financial statement and notes are representations of the Company's management who is responsible for the integrity and objectivity of the financial statements. These accounting principles conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

NATURE OF BUSINESS

The Company was incorporated on February 4, 1994 and is engaged in the business of selling and installing computer systems, principally to public schools with funding provided by the federal E-Rate Program. This program reimburses school districts, based upon need as determined by the Program, up to 90% of the cost for providing internet connectivity to the school district, on a campus by campus basis. The Company's market area encompasses West Texas and Southern New Mexico. In addition, the Company provides cable installation for public schools as well as other commercial buildings.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

The Company recognizes revenues and reports profits on the percentage-of completion method, measured by the cost-to-cost method with the use of management's estimate of the contract completion status.

Contract costs included all direct material and labor costs and those indirect costs related to contract performance. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, and are recognized in the period in which the revisions are determined.

The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

6

DESERT COMMUNICATIONS, INC.

NOTES TO FINANCIAL STATEMENTS -Continued

CASH AND CASH EQUIVALENTS

For purposes of reporting the statement of cash flows, the Company considers all cash accounts and certificates of deposit with original maturities of three months or less to be cash equivalents. Certificates of deposit with original maturities of more than three months are classified as investments.

TRADE ACCOUNTS RECEIVABLE

Trade accounts receivable is recorded net of an allowance for expected losses. The allowance is estimated from historical performance and projections of trends. Management closely monitors outstanding balances and writes off, as of year-end, all balances that are not expected to be collected by the time the financial statements are issued.

INVENTORY

Inventory for resale are stated at the lower of cost or market on a first-in, first-out basis.

PROPERTY AND EQUIPMENT

Depreciation of property and equipment is provided using the straight-line and accelerated methods over the estimated useful lives ranging from three to eight years. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintencance and repairs are charged to expense as incurred.

INCOME TAXES

Effective with the year ending December 31, 1999, the Company elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead the shareholders are liable for individual federal income taxes on their respective shares.

ADVERTISING

Advertising costs are expensed as incurred. Advertising expense was $6,397 and $2,974 for the year ended December 31, 2006 and 2005, respectively.

7

DESERT COMMUNICATIONS, INC.

NOTES TO FINANCIAL STATEMENTS –Continued

1. CASH

Cash consists of cash on hand and on deposit with federally insured financial institutions. At December 31, 2006 and 2005 cash consisted of the following:

	2006	2005
Cash on hand	$418	$200
Cash on deposit	925,880	605,282
Total	$926,298	$605,482
Balance per bank statements	$827,002	$628,699
FDIC Coverage	114,715	113,644
Uninsured balance	$712,287	$515,055

2. INVENTORY

Inventory, consisting of materials at cost, at December 31, 2006 and 2005 consists of the following:

	2006	2005
Inventory	$92,490	$72,864
Total	$92,490	$72,864

8

DESERT COMMUNICATIONS, INC.

NOTES TO FINANCIAL STATEMENTS –Continued

3. PROPERTY AND EQUIPMENT

Property and equipment, together with useful lives, consist of the following:

Fixed Assets	2006	2005	Useful life
Leashold improvements	$48,087	$48,087	6 years
Office equipment	60,393	60,393	5 years
Transportation equipment	210,269	193,324	8 years
Office furniture depreciation	13,654	13,654	8 years
Total fixed assets	332,403	315,458	
Less accumulated depreciation	(187,126)	(151,464)	
Fixed assets, net accumulated depreciation	$145,277	$163,994	

Depreciation expense for the years ended December 31, 2006 and 2005 amounted to $42,012 and $48,391, respectively.

4. SHORT TERM NOTES PAYABLE

IBM provides floor plan financing for principally all of the Company's purchases by means of a line of credit and an Extended Schedule Payment Plan (ESPP). Under the line of credit, the Company has line of credit and ESPP available not to exceed, in aggregate, $1,000,000, secured by accounts receivable. Credit on this financing option bears interest after 30 days at a rate of 2.75% over the prime lending rate.

During the year ended December 31, 2004, the Company entered into an agreement with FE Commercial Distribution Finance, which provides interest-free financing for 90 days in an amount not to exceed $500,000 for all purchases made on behalf of Cisco Corporation products under the Federal E Rate program. In addition, the Company entered into a contract with Clint Independent School District ("Client") for the purchase of Cisco equipment in the amount of $1,854,113. During the year ended December 31, 2005, the contract entered into with Clint was completed and paid accordingly. On July 19, 2005, the Company entered into a contract agreement with Gallup McKinley County Public School District for the purchase of Cisco equipment in the amount of $894,778. The Company transferred to GE Commercial Distribution Finance Corporation all of the Company's right, title and interest in and to all monies which are due from Gallup. Agreements are secured by accounts receivable, second to IBM.

9

DESERT COMMUNICATIONS, INC.
Financial Statements

Nine Months Ending September 30, 2007

DESERT COMMUNICATIONS, INC.

Contents

Independent accountant's report	1
Financial statements	
Balance sheets	2 - 3
Statements of income and retained earnings	4
Statement of cash flows	5 - 6
Summary of accounting policies	7 - 8
Notes to financial statements	9 - 12
Supplemental information	
Operating expenses	14

JOHN W DUNBAR CPA 501 EXECUTIVE CENTER BLVD EL PASO TEXAS 79902 915 [illegible] 0566

Independent Accountant's Report

To the Stockholders
of Desert Communications, Inc.

I have reviewed the accompanying balance sheet of Desert Communications, Inc. as of September 30, 2007 and the related statements of income and retained earnings and cash flows for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of management of Desert Communications, Inc.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles..

My review was made for the purpose of expressing limited assurance that there are no material modifications that should be made to the financial statements in order for them to be in conformity with generally accepted accounting principles. The accompanying supplementary information is presented only for supplementary analysis purposes. Such information has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements, and I am not aware of any material modifications that should be made thereto.

John W. Dunbar, CPA

El Paso, Texas
March 3, 2008

FAX 915 532 [illegible] www.[illegible].com e-mail: [illegible].com

1

DESERT COMMUNICATIONS, INC.

Balance Sheet
(Reviewed)

		September 30, 2007
Assets		
Current assets		
Cash and cash equivalents	$	1,869,346
Accounts receivable, net of allowance for doubtful accounts of $24,995		2,941,656
Other accounts receivable		71,054
Inventory		85,423
Cost and estimated earnings in excess of billings on uncompleted contracts		264,583
Total current assets		5,232,062
Property and equipment		
Fixed assets		387,401
Less accumulated depreciation and amortization		210,282
		177,119
Other assets		
Deposits		3,110
		3,110
	$	5,412,291

See accountant's report, accompanying summary of accounting policies and notes to financial statements

2

DESERT COMMUNICATIONS, INC.

Balance Sheet
(Reviewed)

		September 30, 2007
Liabilities and Stockholders' Equity		
Current Liabilities		
Current maturities of long-term debt and capital leases	$	15,267
Accounts payable		1,132,831
Accrued vacation		48,957
Accrued bonuses		40,000
Billings in excess of cost and estimated earnings on uncompleted contracts		511,406
Other accruals		417
State franchise tax payable		45,000
Short term notes payable		1,768,666
Total current liabilities		3,562,544
Capital leases, net of current maturities		14,723
Total long term liabilities		14,723
Stockholders' Equity		
Capital Stock		430
Retained earnings		1,834,594
Total stockholders' equity		1,835,024
	$	5,412,291

See accountant's report, accompanying summary of accounting policies and notes to financial statements

3

DESERT COMMUNICATIONS, INC.

Statements of Income and Retained Earnings
(Reviewed)

Nine Months Ended	September 30, 2007
Net Sales	$ 12,631,717
Cost of goods sold	8,395,382
Gross Profit	4,236,335
Operating Expenses	2,196,332
Operating Income	2,040,003
Other Income (Expense)	
Interest income	9,846
Other income	505
Interest expense	(24,742)
Total Other Income (Expense)	(14,391)
Net Income	2,025,612
Retained Earnings at beginning of year	1,858,982
Equity distributions	(2,050,000)
Retained Earnings at end of period	$ 1,834,594

See accountant's report, accompanying summary of accounting policies and notes to financial statements

4

DESERT COMMUNICATIONS, INC.

Statement of Cash Flows
(Reviewed)

Nine months ended		September 30, 2007
Operating Activities		
Net income	$	2,025,612
Adjustments to reconcile net income to net cash (used for) provided by operating activities		
Depreciation and amortization		23,156
Increase (decrease) from changes in:		
Accounts receivable		(267,070)
Inventory		7,067
Prepaid expenses and other assets		10,528
Accounts payable		546,412
Accrued expenses and other liabilities		(150,440)
Cash provided (used) by operating activities	$	2,195,265
Investing Activities		
Purchase of equipment		(54,998)
Cash used for investing activities	$	(54,998)
Financing Activities		
Proceeds from notes payable		2,667,460
Payments on notes payable		(1,814,679)
Equity distributions		(2,050,000)
Cash provided (used) by financing activities	$	(1,197,219)

(Continued)

5

DESERT COMMUNICATIONS, INC.

Statement of Cash Flows (Continued)
(Reviewed)

Nine months ended	September 30, 2007
Net (decrease) increase in cash and cash equivalents	943,048
Cash and cash equivalents at beginning of year	926,298
Cash and cash equivalents at end of period	$ 1,869,346
Supplemental material:	
Income taxes paid	None
Cash paid for interest during the period	$ 24,742

See accountant's report, accompanying summary of accounting policies and notes to financial statements

6

DESERT COMMUNICATIONS, INC.

Summary of Accounting Policies (Reviewed)

This summary of significant accounting policies of Desert Communications, Inc., ("The Company") is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for the integrity and objectivity of the financial statements. These accounting principles conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Business
The Company was incorporated on February 4, 1994 and is engaged in the business of selling and installing computer systems, principally to public schools with funding provided by the federal E-Rate Program. This program reimburses school districts, based upon need as determined by the Program, up to 90% of the cost for providing Internet connectivity to the school district, on a campus by campus basis. The Company's market area encompasses West Texas and Southern New Mexico. In addition, the Company provides cable installation for public schools as well as other commercial buildings.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition
The Company recognizes revenues and reports profits on the percentage-of completion method, measured by the cost-to-cost method with the use of management's estimate of the contract completion status.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, and are recognized in the period in which the revisions are determined.

The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

Cash and Cash Equivalents
For purposes of reporting the statement of cash flows, the Company considers all cash accounts and certificates of deposit with original maturities of three months or less to be cash equivalents. Certificates of deposit with original maturities of more than three months are classified as investments.

7

DESERT COMMUNICATIONS, INC.

Summary of Accounting Policies (Reviewed)

Trade Accounts Receivable
Trade accounts receivable is recorded net of an allowance for expected losses. The allowance is estimated from historical performance and projections of trends. Management closely monitors outstanding balances and writes off, as of year-end, all balances that are not expected to be collected by the time the financial statements are issued.

Inventory
Inventory for resale or installation are stated at the lower of cost or market on a first-in, first-out basis.

Property and Equipment
Depreciation of property and equipment is provided using the straight-line and accelerated methods over the estimated useful lives ranging from three to eight years. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Income Taxes
Effective with the year ending December 31, 1999, the Company elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the shareholders are liable for individual federal income taxes on their respective shares.

Advertising
Advertising costs are expensed as incurred. Advertising expense was $2,950 nine months ended September 30, 2007.

8

DESERT COMMUNICATIONS, INC.

Notes to Financial Statements
(Reviewed)

1. **Cash**

Cash consists of cash on hand and on deposit with federally insured financial institutions. At September 30, 2007 cash consisted of the following:

Cash on hand	$	314
Cash on deposit		1,869,032
Total	$	1,869,346

Balance per general ledger	$	1,869,346
FDIC Coverage		114,715
Uninsured balance	$	1,754,631

2. **Inventory**

Inventory, consisting of materials at cost, at September 30, 2007 consists of the following:

Inventory	$	85,423
Total	$	85,423

9

DESERT COMMUNICATIONS, INC.

Notes to Financial Statements
(Reviewed)

3. Property and Equipment

Property and equipment, together with useful lives as of September 30, , consist of the following:

			Useful life
Leasehold improvements	$	48,087	6 years
Office equipment		81,511	5 years
Transportation equipment		244,147	8 years
Office furniture and fixtures		13,656	8 years
		387,401	
Less accumulated depreciation		(210,282)	
	$	177,119	

Depreciation expense for the nine months ended September 30, 2007 amounted to $23,156.

4. Short Term Notes Payable

IBM Credit LLC provides financing for principally all of the Company's purchases by means of a line of credit under a Wholesale Financing - Flexible Payment Plan ("FPP"). Under the terms of this agreement, the Company has credit available not to exceed, in aggregate, $2,500,000, secured by accounts receivable. The Company can access the credit for product purchases and/or working capital. Credit on the product financing option bears interest after 60 days of purchase at a rate of 1.0% over the prime lending rate. The working capital begins to accrue at the rate of 1.0% over the prime lending rate from the date of the advance. The financing agreement is for a one year period with a renewal automatic for an additional one year period absent termination by either party with sixty days written notice. As of September 30, 2007, the outstanding balance on the FPP was $1,133,393.

GE Commercial Distribution Finance provides funding for CISCO product purchases which provides interest-free financing for 60 days in an amount not to exceed $1,000,000. The advances are secured by product purchase orders from the Company's customers with interest accruing at 2.0% over the prime lending rate after 60 days. As of September 30, 2007, advances under this agreement totaled $635,273.

10

DESERT COMMUNICATIONS, INC.

Notes to Financial Statements
(Reviewed)

5. **Capital Leases**

The Company is under two capital lease obligations for certain transportation equipment as follows:

The first lease calls for monthly payments of $493 including 4.70% interest. The capitalized cost of this vehicle is $33,638. The amount payable at December 31, 2006 and 2005 was $22,196 and $26,363 respectively. The lease term commenced December 2004 to 2010.

The second lease calls for monthly payments of $1,617 including 5.55% interest. The capitalized cost of the three vans acquired is $69,462. The amount payable at September 30, 2007 was $29,990. The lease terms commenced May 2004 to April 2008.

Future minimum lease payments due on the above two leases are as follows:

2007 to December	$	5,883
2008		10,970
2009		4,796
2010		8,341
	$	29,990

11

DESERT COMMUNICATIONS, INC.

Notes to Financial Statements
(Reviewed)

6. Operating Lease

The Company leases its operating facilities under biennial operating leases with options to renew. Aggregate monthly rentals for those leases as of September 30, 2007 amounted to $4,242. Additional storage space is leased on an as needed basis for amounts ranging from $200 to $400 per month. As of the balance sheet date, all property leases are on a month-to-month basis.

The Company leased two vehicles under terms of two operating leases entered into in September 2004 and March 2003, expiring in August 2007. The lease agreements called for monthly lease payments of $573 and $357. At the termination of the leases, the Company was able to exercise a purchase option at the fair market value of the vehicles as of the termination date. At the termination of the leases, the purchase options were not exercised and the autos returned to the lessor.

As of the balance sheet date, the Company is no longer obligated under terms of the auto leases. Rent expense under these operating leases for the nine months ended September 30, 2007 amounted to $38,098.

7. Profit Sharing Plan

Effective January 1, 1999, the Company adopted a profit sharing plan (Plan) which covers principally all full-time employees with one year of service. The Plan allows for discretionary annual contributions to be made. During the nine months ended September 30, 2007, $100,000 was contributed to the Plan with no further accrual made.

8. Subsequent Events

Subsequent to the balance sheet date, all of the issued and outstanding shares of common stock were acquired by a publicly traded company. Management expects that the Company will continue to operate in its industry with expansion into other complimentary areas.

12

DESERT COMMUNICATIONS, INC.

Operating Expenses
(Reviewed)

Nine Months Ended September 30, 2007

Advertising	$	2,950
Auto expense		28,361
Bad debts		-
Bank service charges and fees		2,718
Computer support		1,000
Depreciation and amortization expense		23,156
Dues and subscriptions		2,478
Donations		7,304
Freight out		5,139
Gas and oil		25,728
Insurance		299,259
Legal and accounting		20,029
Janitorial supplies		42
Office supplies		11,851
Postage expense		550
Payroll taxes		118,033
Printing expense		574
Repairs and Maintenance		3,111
Rent		40,765
Profit sharing contribution and administrative fee		101,282
Salaries and wages		1,335,976
Seminars-training		4,700
Taxes and licenses		69,904
Telephone		36,366
Travel		42,280
Meals and entertainment		4,801
Utilities		7,975
	$	2,196,332

See accountant's report

14